UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 25, 2021

ACER THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33004	32-0426967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Gateway Center, Suite 351 300 Washington Street Newton, Massachusetts	02458
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (844) 902-6100
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	ACER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 25, 2021, Acer Therapeutics Inc. (the “Company”) entered into an Option Agreement (the “Option Agreement”) with Relief Therapeutics Holding AG (“Relief”) pursuant to which the Company granted Relief an exclusive option (the “Exclusivity Option”) to pursue a potential collaboration and license arrangement with the Company for the development, regulatory approval and commercialization of ACER-001 (sodium phenylbutyrate) for the treatment of various inborn errors of metabolism, including urea cycle disorders (UCDs) and Maple Syrup Urine Disease (MSUD). The Option Agreement provides a period of time up to June 30, 2021 for the parties to perform additional due diligence and to work toward negotiation and execution of a definitive agreement with respect to the potential collaboration for ACER‑001. In consideration for the grant of the Exclusivity Option, (i) the Company will receive from Relief an upfront nonrefundable payment of $1.0 million, (ii) Relief provided to the Company a 12-month secured loan in the principal amount of $4.0 million, as evidenced by a Promissory Note (the “Note”) issued by the Company to Relief and (iii) the Company granted to Relief a security interest in all of its assets to secure performance of the Note, as evidenced by a Security Agreement (the “Security Agreement”). The Note is repayable in one lump sum within 12 months from issuance and bears interest at a rate equal to 6.0% per annum. If a definitive agreement with respect to the potential collaboration is not executed by the parties on or before June 30, 2021, the Exclusivity Option will terminate and the Note is repayable by the Company upon maturity. The Note contains certain customary events of default (including, but not limited to, default in payment of principal or interest thereunder or a material breach of the Security Agreement).

The foregoing description of the transactions contemplated by the Option Agreement, Note and Security Agreement as well as the documents themselves do not purport to be complete and are qualified in their entirety by reference to Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 to this Current Report on Form 8-K which are incorporated herein by reference.

No Assurances

There can be no assurance that a definitive agreement will be successfully negotiated and executed between the parties on the terms contemplated by the Option Agreement, on other mutually acceptable terms, prior to June 30, 2021 or at all. Except for the $1.0 million upfront payment to Acer and the $4.0 million loan to Acer, the remaining proposed terms of the potential collaboration between the parties are not binding and are subject to change as a result of additional diligence by the parties. See Cautionary Statement Regarding Forward-Looking Information.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 8.01.Other Events.

ACER-001 Exclusivity Option

On January 25, 2021, the Company and Relief issued a joint press release entitled “Relief Therapeutics and Acer Therapeutics Sign Option Agreement for Exclusivity to Negotiate a Collaboration and License Agreement for the Worldwide Development and Commercialization of ACER-001 for the Treatment of Urea Cycle Disorders and Maple Syrup Urine Disease,” a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Sales Pursuant to At-the-Market Offering Program

During the period of January 16, 2021 through January 22, 2021, the Company raised aggregate gross proceeds, before deducting fees and offering costs, of approximately $1.4 million under its existing “at-the-market” offering program. The Company issued an aggregate of 392,004 shares at an average gross sale price of $3.47 per share. Aggregate net proceeds were approximately $1.3 million after fees and offering costs of $0.1 million. The sales were completed by JonesTrading Institutional Services LLC pursuant to the Amended and Restated Sales Agreement (the “Sales Agreement”) dated March 18, 2020 between the Company, on the one hand, and JonesTrading Institutional Services LLC and Roth Capital Partners, LLC as sales agents, on the other hand.

The shares sold under the Sales Agreement were issued and sold pursuant to a shelf registration statement on Form S-3 (File No. 333-228319) previously filed by the Company and declared effective by the Securities and Exchange Commission (“SEC”) on November 21, 2018. A prospectus supplement related to the Company’s at-the-market offering program was also filed with the SEC on March 18, 2020.

As of January 22, 2021 and after the transactions described above in Item 8.01, there were 14,310,244 shares of the Company’s common stock outstanding.

Projected Cash Runway

After receipt of the $1.0 million upfront payment and $4.0 million loan from Relief and the recent sales under the Company’s at-the-market offering program, combined with its existing resources, the Company believes that it has sufficient cash and cash equivalents on hand to fund its currently anticipated operating and capital requirements for its development programs into mid‑2021. This statement is based on management’s current expectations and involves risks and uncertainties. Actual results and performance could differ materially from that estimate. Disclosure regarding those risks and uncertainties is included in the Company’s SEC filings, including its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2020.

This Current Report on Form 8-K does not constitute an offer to sell nor the solicitation of an offer to buy shares of the Company's common stock, nor shall there be any sale of shares of the Company's common stock in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Cautionary Statement Regarding Forward-Looking Information

Certain statements either contained in or incorporated by reference into this document, other than purely historical information, including estimates, projections and statements relating to Acer’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements.” All statements, other than statements of historical facts, included in or incorporated by reference into this document regarding strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. Examples of such statements include, but are not limited to, statements relating to the structure, terms, timing and entry into a definitive agreement for the proposed collaboration between Acer and Relief with respect to ACER-001; the shared values, vision and results of the potential collaboration of Acer and Relief; the potential for ACER-001 to target diseases; the adequacy of Acer’s capital to support its future operations and its ability to successfully continue its development programs; Acer’s ability to secure the additional capital necessary to fund its various product candidate development programs; and the development and commercial potential of any of Acer’s product candidates including ACER‑001. Acer may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, risks and uncertainties associated with Acer’s ability to successfully negotiate and execute a definitive collaboration agreement with Relief on the proposed terms, on other mutually acceptable terms, or at all, Acer’s ability to repay the $4 million secured loan from Relief, the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient resources to fund Acer’s various product candidate development programs and to meet its business objectives and operational requirements, the fact that the results of earlier studies and trials may not be predictive of future clinical trial results, the protection and market exclusivity provided by Acer’s intellectual property, risks related to the drug discovery and the regulatory approval process and the impact of competitive products and technological changes. Acer disclaims any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made. You should review additional disclosures Acer makes in its filings with the Securities and Exchange Commission, including its Quarterly Reports on Form 10‑Q and its Annual Report on Form 10-K. You may access these documents for no charge at http://www.sec.gov.

Item 9.01.Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1	Option Agreement, dated January 25, 2021, by and between Acer Therapeutics Inc. and Relief Therapeutics Holding AG.

10.2	Promissory Note, dated January 25, 2021, issued by Acer Therapeutics Inc. in favor of Relief Therapeutics Holding AG.

10.3	Security Agreement, dated January 25, 2021, by and between Acer Therapeutics Inc. and Relief Therapeutics Holding AG.

99.1

Press release issued by Acer Therapeutics Inc. dated January 25, 2021 titled “Relief Therapeutics and Acer Therapeutics Sign Option Agreement for Exclusivity to Negotiate a Collaboration and License Agreement for the Worldwide Development and Commercialization of ACER-001 for the Treatment of Urea Cycle Disorders and Maple Syrup Urine Disease.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 25, 2021	ACER THERAPEUTICS INC.

	By:	/s/ Harry S. Palmin
Harry S. Palmin
Chief Operating Officer and Chief Financial Officer

5